Exhibit 10.16

ONESPAWORLD HOLDINGS LIMITED

RESTRICTED STOCK UNIT AGREEMENT

OneSpaWorld Holdings Limited (the “Company”) has granted, as of the date (the “Grant Date”) specified in the Grant Notice to the Participant named in the Notice of Grant of Restricted Stock Unit (the “Grant Notice”) to which this Restricted Stock Unit Agreement (this “RSU Agreement”) is attached, the number of restricted stock units (the “RSUs”) set forth in the Grant Notice, and upon the terms and conditions set forth in the Grant Notice and this RSU Agreement. The RSUs have been granted pursuant to and shall in all respects be subject to the terms and conditions of the OneSpaWorld Holdings Limited 2019 Equity Incentive Plan (the “Plan”), the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of, and represents that the Participant has read and is familiar with, the Grant Notice, this RSU Agreement, and the Plan and shall be provided a prospectus for the Plan prepared in connection with the registration with the Securities and Exchange Commission of shares issuable pursuant to the RSUs (the “Plan Prospectus”), (b) accepts the RSUs subject to all of the terms and conditions of the Grant Notice, this RSU Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this RSU Agreement or the Plan.

1.
Definitions and Construction.
1.1
Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.
1.2
Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this RSU Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
2.
Administration.

All questions of interpretation concerning the Grant Notice, this RSU Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the RSUs shall be determined by the Committee. All such determinations by the Committee shall be final, binding and conclusive upon all persons having an interest in the RSUs, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or the RSUs or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the RSUs.

3.
Vesting; Termination of Employment; Forfeiture; Change in Control.
3.1
Vesting. Subject to the provisions of this Section 3 and Section 11, one-third (1/3) of the RSUs shall vest on each of the first three (3) anniversaries of the Grant Date (each, a “Vesting Date”), provided that the Participant has not incurred a termination of Service prior to the applicable Vesting Date. There shall be no proportionate or partial vesting in the periods prior to each Vesting Date and all vesting shall occur only on the appropriate Vesting Date.
3.2
Accelerated Vesting. Notwithstanding the foregoing, one-hundred percent (100%) of the RSUs shall vest upon the occurrence of any of the following events:
(a)
termination of Participant’s Service as a result of the death or Disability of the Participant;
(b)
a Change in Control, provided that the Participant has not incurred a termination of Service prior to consummation of such Change in Control;
(c)
termination of the Participant’s Service by the Company or a Subsidiary Corporation without “cause” (only if the Participant then has an employment agreement with the Company or a Subsidiary approved by the Committee or Board (an “Employment Agreement”), and if so, “cause” shall have the meaning set forth in the Employment Agreement; or
(d)
termination of the Participant’s Service by the Participant for “good reason” (only if the Participant then has an Employment Agreement with the Company or a Subsidiary Corporation approved by the Committee or Board providing for a “good reason” resignation right, and if so, “good reason” shall have the meaning set forth in the Employment Agreement).
3.3
Termination of Employment; Forfeiture. Except as provided in Section 3.2, upon the termination of the Participant’s Service for any reason, all RSUs shall be forfeited immediately without consideration. Notwithstanding anything in this Agreement to the contrary, if the Participant voluntarily terminates employment with the Company and, at the effective date of such termination (the “Retirement Date”), (i) the Participant has worked full time for the Company (for purposes of this Section 3.3, the Company shall include the predecessor entity of the Company and affiliated entities thereof) for no less than ten years, (ii) the Participant is at least 65 years of age, and (iii) the Committee has approved the continued vesting of the RSUs in accordance with the terms of this Section 3.3 for such Participant, then, commencing on the Retirement Date, unless the Participant is then, or at any time on or prior to the three year anniversary of the Grant Date, in breach of any of Participant’s obligations under an applicable Employment Agreement or in beach of any restrictive covenants set forth in any written agreement between the Participant and the Company or a Subsidiary Corporation), if any, then, notwithstanding such termination of the Participant’s Service by the Participant, the RSUs shall continue to vest pursuant to the vesting schedule described in Section 3.1, above, and the other terms hereof shall continue to be in effect.

4.
Delivery of Shares.
4.1
General. Subject to Section 4.2 and Section 6 below, within thirty (30) days following the vesting of the RSUs, the Participant shall receive the number of shares of Stock that correspond to the number of RSUs that have become vested on the Vesting Date or that have otherwise vested in accordance with the terms of this RSU Agreement and the Plan; provided, however, that, notwithstanding any terms of this Agreement or the Plan to the contrary, if there is not a sufficient number of shares of Stock available under the Plan to settle all of the vested RSUs in shares of Stock or if settling vested RSUs in shares of Stock would (i) result in the Company or any Subsidiary Corporation to not be in compliance with all applicable requirements of all applicable laws or with the requirements of any stock exchange market system upon which the Stock may then be listed or (ii) otherwise result in a violation of the terms of the Plan or this RSU Agreement, the vested RSUs shall be settled by a cash payment to the Participant in an amount equal to the Fair Market Value on the payment date of the shares of Stock.
4.2
Trading Compliance. If the date such distribution would otherwise be made pursuant to Section 4.1 occurs on a day on which the sale of Stock would violate the provisions of the Trading Company Policy, then such distribution shall be instead made on the next trading day on which the sale of such Stock would not violate the Trading Compliance Policy, but in any event, no later than the fifteenth (15th) day of the third (3rd) calendar month following the year in which such RSUs vest.
5.
Dividends; Rights as Stockholder.

In the event that the Company declares and pays a cash dividend in respect of its outstanding shares of Stock and, on the record date for such cash dividend, the Participant holds RSUs granted pursuant to this RSU Agreement that have not yet settled, the Company will record the amount of such dividends in a bookkeeping account and pay to the Participant an amount in cash equal to the cash dividends that the Participant would have received if the Participant was the holder of record, as of such record date, of a number of shares of Stock equal to the number of RSUs held by the Participant that have not been settled as of such record date, such payment to be made in the form of cash or with additional whole RSUs (as determined in accordance with the terms of this RSU Agreement) at the same time the RSUs subject to this RSU Agreement are settled in accordance with Section 4.1 above. For purposes of clarity, if the RSUs granted pursuant to this RSU Agreement (or any portion thereof) are forfeited by the Participant then the Participant shall also forfeit the Dividend Equivalent Rights, if any, accrued with respect to such forfeited RSUs. No interest will accrue on the Dividend Equivalent Rights between the declaration and payment of the applicable dividends and the settlement of the Dividend Equivalent Rights. Except as otherwise provided herein, the Participant shall have no rights as a stockholder with respect to any shares covered by the RSUs until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

6.
Withholding of Tax.

The Company shall have the right to deduct from any and all payments made under this RSU Agreement, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to the RSUs or the shares acquired pursuant thereto. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to the Participant upon the settlement of the RSUs, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable maximum individual statutory withholding rates for the applicable jurisdiction that may be used without resulting in adverse accounting consequences. The Company may require the Participant to direct a broker, upon the vesting or settlement of the RSUs, to sell a portion of the shares subject to the RSUs determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

7.
Beneficial Ownership of Shares; Certificate Registration.

The Participant hereby authorizes the Company, in its sole discretion, to deposit, for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice, any or all shares acquired by the Participant pursuant to the settlement of the RSUs. Except as provided by the preceding sentence, a certificate for the shares received upon settlement of the RSUs shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

8.
Restrictions on Issuance of Shares.

The grant of RSUs and the issuance of shares of Stock pursuant to the RSUs shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no shares may be issued pursuant to the RSUs unless (i) a registration statement under the Securities Act shall at the time of such issuance be in effect with respect to the shares issuable pursuant to the RSUs, or (ii) in the opinion of legal counsel to the Company, the shares issuable pursuant to the RSUs may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

9.
Fractional Shares.

The Company shall not be required to issue fractional shares upon the settlement of RSUs.

10.
Non-Transferability of the RSUs.

The right to receive shares of Stock under this RSU Agreement shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the RSUs granted to the Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.
Adjustments for Changes in Capital Structure.

Subject to any required action by the stockholders of the Company and the requirements of Section 409A of the Code, to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the RSUs, in order to prevent dilution or enlargement of the Participant’s rights under the RSUs. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section 11 shall be rounded down to the nearest whole number. The Committee, in its sole discretion, may also make such adjustments in the terms of the RSUs to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. All adjustments pursuant to this Section 11 shall be determined by the Committee, and its determination shall be final, binding and conclusive.

12.
Rights as a Stockholder, Employee or Consultant.

The Participant shall have no rights as a stockholder with respect to any shares covered by the RSUs until the date of the issuance of the shares for which the RSUs have been settled (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 12. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this RSU Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service as an Employee or Consultant, as the case may be, at any time.

13.
Miscellaneous Provisions.
13.1
Termination or Amendment. The Committee may terminate or amend the Plan or the RSUs at any time; provided, however, that no such termination or amendment may have a materially adverse effect on the RSUs without the consent of the Participant unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this RSU Agreement shall be effective unless in writing.
13.2
Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this RSU Agreement.
13.3
Binding Effect. This RSU Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
13.4
Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this RSU Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
(a)
Description of Electronic Delivery and Signature. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this RSU Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company. Any and all such documents and notices may be electronically signed.
(b)
Consent to Electronic Delivery and Signature. The Participant acknowledges that the Participant has read Section 14.4(a) of this RSU Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice, as described in Section 14.4(a). The Participant agrees that any and all such documents requiring a signature may be electronically signed and that such electronic signature shall have the same effect as handwritten signature for the purposes of validity, enforceability and admissibility. The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the

Company by telephone or in writing. The Participant further acknowledges that the Participant shall be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third-party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 14.4(a) or may change the electronic mail address to which such documents are to be delivered (if the Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 14.4(a).
13.5
Integrated Agreement. The Grant Notice, this RSU Agreement and the Plan shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein, the provisions of the Grant Notice, this RSU Agreement and the Plan shall survive the settlement of the RSUs and shall remain in full force and effect.
13.6
Severability. If any one or more of the provisions (or any part thereof) of this RSU Agreement shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of this RSU Agreement shall not in any way be affected or impaired thereby.
13.7
Transfer of Personal Data. The Participant authorizes, agrees and unambiguously consents to the transmission by the Company (or any Subsidiary Corporation) of any personal data information related to the RSUs awarded under this RSU Agreement for legitimate business purposes (including, without limitation, the administration of the Plan). This authorization and consent is freely given by the Participant.
13.8
Applicable Law. This RSU Agreement shall be exclusively governed by the laws of the Commonwealth of The Bahamas as such laws are applied to agreements entered into and to be performed entirely within the Commonwealth of The Bahamas.
13.9
Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A faxed, .pdf-ed or electronic signature shall operate the same as an original signature and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.